SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 31, 2011.

CHINA SLP FILTRATION TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53010	84-1465393
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011-86-757-86683197

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 31, 2011 we entered into note extension agreements with each of the purchasers (other than Lumen Capital) of our 10% secured convertible notes in the original aggregate principal  amount of $4,140,000, issued on February 12, 2010,  to extend the maturity date of the notes  from February 12, 2011 to  June 30, 2011.  The $100,000 note held by Lumen Capital will be repaid on February 12, 2011 (the original maturity date).

 The form of note extension agreement is filed as exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Note Extension Agreement executed by certain of the note purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2011

CHINA SLP FILTRATION TECHNOLOGY, INC.

By:	/s/ Jie Li
Jie Li
Chief Executive Officer